THE ISLAMIA INCOME FUND






                               SEMI-ANNUAL REPORT

                               DECEMBER 31, 2000

                                  (UNAUDITED)

                               February 22, 2001


Dear Fellow Shareholder:

After six years of double digit returns, the U.S. stock market stumbled in the year 2000. Many long time favored stocks fell significantly. The NASDAQ Composite Index also declined substantially in the month of March and the uncertainty in the market continued since then. Investors became nervous and began to take defensive positions. A number of factors, including interest rate fears, higher oil prices, concerns over soft corporate earnings and worries about stock market valuations contributed to the market's decline and the increase in uncertainty among investors.

In the midst of this uncertainty, The Islamia Income Fund started operations on July 11, 2000. In developing this fund, we sought to offer a mutual fund that is designed to meet the needs of various investors, and the particular needs of certain Muslims by investing in accordance with Islamic principles as determined by the fund. The first six months of operations, however, have been challenging and difficult. Despite our continued efforts to bring new investors to the fund, we have fallen short of our initial sales projections. We believe that the volatility in the stock market and the lack of an operating history for the fund were the primary concerns of potential investors. Because we have been unable to generate significant assets for the fund through the sales of its shares, the fund's operating expenses such as administrative, transfer agent, legal, audit, custodial expenses etc., remain extremely high contributing to the decline of the fund's net asset value. Details of these charges and their effect on the fund's net asset value are provided in the attached fund report.

Although we believe in our efforts to bring an investment alternative to the marketplace that is consistent with Islamic principles (as such principles are set forth in the fund's prospectus), we are facing challenging times. In order to try to improve the financial stability of the Islamia Income Fund, Income Achievers, Inc., the fund's adviser, has taken the responsibility to bear the operating expenses of the fund for the period from February 12, 2001 through March 31, 2001. In the meantime, we are continuing our marketing efforts to bring additional investors into the Islamia Income Fund.

We thank you for your investment in our new fund and look forward to serving you in the new year.


                                                 Sincerely,


                                                /S/ QAMARUDDIN ALI YAR KHAN
                                                ---------------------------
                                                Qamaruddin Ali Yar Khan
                                                President

                                      -1-
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


ISLAMIA INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000 (UNAUDITED)

                                                                 MARKET
SHARES                                                        VALUE (NOTE 1)

       COMMON STOCKS - 98.57%

       BEVERAGES - NON-ALCOHOLIC - 3.78%
   200 Coca -Cola Co.......................................         $ 12,188
                                                                    --------

       CHEMICALS - 4.70%
   300 Ashland, Inc........................................           10,740
   400 Syngenta AG-ADR*....................................            4,400
                                                                    --------
                                                                      15,140
                                                                    --------

       COMPUTERS AND RELATED-7.61%
   400 Diebold, Inc........................................           13,350
   400 Sun Microsysytems, Inc.*............................           11,150
                                                                    --------
                                                                      24,500
                                                                    --------

       COSMETICS & TOILETRIES-8.85%
   300 Avon Products, Inc..................................           14,363
   200 Kimberly- Clark Corp................................           14,138
                                                                    --------
                                                                      28,501
                                                                    --------

       ELECTRONIC COMPONENTS-4.15%
   300 Intel Corp..........................................            9,075
   100 STMicroelectronics N V*.............................            4,281
                                                                    --------
                                                                      13,356
                                                                    --------

       INSTRUMENTS COMPONENTS-1.62%
   100 Johnson Controls, Inc...............................            5,200
                                                                    --------

       MEDICAL AND RELATED-16.57%
   200 American Home Products Corp.........................           12,710
   200 Bristol-Myers Squibb Co.............................           14,788
   200 Medtronics, Inc.....................................           12,075
   300 Pfizer, Inc.........................................           13,800
                                                                    --------
                                                                      53,373
                                                                    --------

       NETWORKING PRODUCTSS-3.56%
   300 Cisco Systems, Inc.*................................           11,475
                                                                    --------

       OIL, ENERGY AND NATURAL GAS -12.65%
   200 Dynegy, Inc.- Class A...............................           11,212
   300 Halliburton Co......................................           10,875
   300 New Jersey Resoures Corp............................           12,975
   100 Phillips Petroleum Co...............................            5,687
                                                                    --------
                                                                      40,749
                                                                    --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




ISLAMIA INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000 (CONTINUED)(UNAUDITED)

                                                                  MARKET
SHARES                                                         VALUE (NOTE 1)

       COMMON STOCKS - CONTINUED

       PIPELINES-2.58%
   100 Enron Corp..........................................         $  8,313
                                                                    --------

       PUBLISHING -3.53%
   200 Dow Jones & Co, Inc.................................           11,375
                                                                    --------

       RETAIL- CONSUMER PRODUCTS-5.9%
   200 Maytag Corp.........................................            6,462
   300 Walgreen Co.........................................           12,544
                                                                    --------
                                                                      19,006
                                                                    --------

       RETAIL-HARDWARE-7.52%
   300 Home Depot, Inc.....................................           13,706
   400 Sherwin-Williams  Co................................           10,525
                                                                    --------
                                                                      24,231
                                                                    --------

       TELECOMMUNICATIONS-13.04%
   100 AT&T  Corp..........................................            1,731
   308 Avaya, Inc.*.........................................           3,176
   300 Lucent Technologies, Inc............................            4,050
   300 Nokia Corp..........................................           13,050
   300 SBC Communications, Inc.............................           14,325
   100 Tellabs, Inc.*.......................................           5,650
                                                                    --------
                                                                     41,982
                                                                    --------

       WIRELESS EQUIPMENT-2.51%
   400 Motorola,Inc........................................            8,100
                                                                    --------


       TOTAL COMMON STOCKS (COST $334,910) **.............. 98.57%   317,489
       CASH AND OTHER ASSETS NET OF LIABILITIES............  1.43%     4,597
                                                           -------  --------
       NET ASSETS..........................................100.00%  $322,086
                                                           =======  --------


-------------
 *   Non-income producing security
ADR- American Depository Receipts.
** Cost for federal income tax purposes is $334,910 and net unrealized appreciation (depreciation) consists of:

       Gross unrealized appreciation.......................           15,285
       Gross unrealized depreciation.......................          (32,705)
                                                                    --------
                  Net unrealized depreciation..............         $(17,420)
                                                                    ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      -3-

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


                               ISLAMIA INCOME FUND
                       Statement of Assets and Liabilities
                               DECEMBER 31, 2000
                                   (Unaudited)

 ASSETS
      Investments in securities, at value
       (cost $334,910) (Note 2) ...........................        $ 317,489
      Cash ................................................            2,598
      Prepaid expenses and other assests ..................            9,020
      Dividends  receivable ...............................              264
                                                                   ---------
      Total Assets ........................................          329,371
                                                                   ---------

 LIABILITIES
      Other accrued liabilities (Note 3) ..................            7,285
                                                                   ---------
      Total liabilities ...................................            7,285
                                                                   ---------

NET ASSETS ................................................        $ 322,086
                                                                   =========

 Composition of net assets:
 Paid in capital ..........................................        $ 379,862
 Accumulated undistributed net investment income (loss) ...          (36,588)
 Accumulated net realized gain (loss) from
        investment transactions ...........................           (3,768)
 Net unrealized  appreciation (depreciation) on investments          (17,420)
                                                                   ---------

 Net Assets ...............................................        $ 322,086
                                                                   =========

 Shares outstanding .......................................           48,591
                                                                   =========

 NET ASSET VALUE AND REDEMPTION PRICE PER SHARE

 Net asset value and redemption price .....................        $    6.63
                                                                   =========
 Maximum offering price per share
           (100/97 of $6.63) ..............................        $    6.84
                                                                   =========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                               ISLAMIA INCOME FUND
                             Statement of Operations
                     FOR THE PERIOD ENDED DECEMBER 31, 2000*
                                   (Unaudited)

INVESTMENT INCOME:
     Dividends ............................................   $    760
                                                              --------
     Total investment income ..............................        760
                                                              --------

EXPENSES:
     Investment advisory fee ..............................        648
     Administration  fees .................................     15,833
     Audit fees ...........................................      4,713
     Legal fees ...........................................      3,535
     Custody fees .........................................      1,650
     Tranfer Agent fees ...................................      6,834
     Insurance fees .......................................      3,843
     Miscellaneous fees ...................................        940
                                                              --------
     Total expenses .......................................     37,996
     Less fees waived (Note 3) ............................       (648)
                                                              --------

     Net Expenses .........................................     37,348
                                                              --------

       Net investment income (loss) .......................    (36,588)
                                                              --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) from investments transactions      (3,768)
     Net change in unrealized appreciation (depreciation)
       on investments .....................................    (17,420)
                                                              --------
     Net realized and unrealized gain (loss)
       on investments......................................    (21,188)
                                                              --------
     Net increase (decrease) in net assets resulting
      from operations .....................................   $(57,776)
                                                              ========



* From July 11, 2000 (commencement of operations) to December 31, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                      -5-
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


                               ISLAMIA INCOME FUND
                       Statement of Changes in Net Assets
                     FOR THE PERIOD ENDED DECEMBER 31, 2000*
                                   (UNAUDITED)

OPERATIONS:
     Net investment income (loss) ............................     $ (36,588)
     Net realized gain (loss) from investment transactions ...        (3,768)
     Net change in unrealized appreciation (depreciation)
        on investments .......................................       (17,420)
                                                                   ---------
     Net increase (decrease) in net assets resulting
        from operations ......................................       (57,776)
                                                                   ---------


FUND SHARE TRANSACTIONS:
     Proceeds from Fund shares sold ..........................       279,921
     Dividends reinvested ....................................             0
     Payments for Fund shares redeemed .......................           (59)
                                                                   ---------
     Net increase in net assets derived from
         Fund share transactions .............................       279,862

NET ASSETS:
     BEGINNING OF PERIOD .....................................       100,000
                                                                   ---------

     END OF PERIOD ...........................................     $ 322,086
                                                                   =========


CAPITAL SHARE TRANSACTIONS:
     Shares sold .............................................        38,599
     Shares reinvested .......................................             0
     Shares redeemed .........................................            (8)
                                                                   ---------
     Net increase ............................................        38,591
                                                                   =========

* For the period July 11, 2000 (commencement of operations) to
  December 31, 2000.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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
ISLAMIC INCOME FUND
FINANCIAL HIGHTLIGHTS AND RELATED
RATIOS/SUPPLEMENTAL DATA (UNAUDITED)

Selected data based on a share outstanding throughout the period indicated

                                                                    DECEMBER 31,
                                                                        2000*
                                                                   -------------

Net asset value, beginning of period .........................    $   10.00
Income (loss) from investment
      operations:
      Net investment income (loss) ...........................        (1.40)
      Net realized and unrealized gain (loss)
        from investment transactions .........................        (1.97)
                                                                  ---------
Total from investment operations .............................        (3.37)

                                                                  ---------
Net asset value, end of period ...............................    $    6.63
                                                                  =========

Total return(a) (b) ..........................................       (33.70%)

Net assets, end of period (in thousands) .....................    $     322

Ratio of expenses to average net assets after fees waived ....        46.12%(c)

Ratio of expenses to average net assets before fees waived ...        46.92%(c)

Ratio of net income (loss) to average
      net assets after fee waiver ............................       (45.18%)(c)

Ratio of net income (loss) to average
      net assets before fee waiver ...........................       (45.98%)(c)

Portfolio Turnover Rate ......................................        38.15%


* For the period July 11, 2000 (commencement of operations) to
  December 31, 2000.

(a) Based on the net asset value per share. The Fund's sales charge is not reflected in the total return calculation.

(b)   Not annualized

(c)   Annualized

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                             THE ISLAMIA INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (UNAUDITED)


NOTE 1. ORGANIZATION

     The Islamia Income Fund (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on July 11, 2000. Its officers under the direction of its Board of Trustees manage the Fund's business and affairs. The Fund's investment objective is to seek to provide primarily current income and as a secondary objective, appreciation of capital consistent with Islamic principles, as determined by the Fund.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
       The following is a summary of the significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION-Securities are valued as of the close of each business day, at the last sales price on the exchange or over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

C. FEDERAL INCOME TAXES- The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

D. DIVIDENDS AND DISTRIBUTIONS-The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will usually distribute its net investment income semi-annually and net realized capital gains, if any, annually.

E. USE OF ESTIMATES- The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

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                             THE ISLAMIA INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 2000 (UNAUDITED)(CONTINUED)




NOTE 3.  INVESTMENT ADVISORY AGREEMENT

     The Fund has entered in an investment advisory agreement (the "Agreement"), with Income Achievers, Inc. (the "Adviser"). Pursuant to the Agreement, the Adviser manages the portfolio of the Fund, subject to the policies adopted by the Trust's Board of Trustees, furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Fund. For its services, the Fund will pay the Adviser a monthly fee, calculated at the annual rate of 0.80% of the Fund's average daily net assets.

 The Adviser has voluntarily agreed to waive its advisory fee until the Fund's net assets reach $1 million.

     .
 NOTE 4. PURCHASES AND SALES OF SECURITIES

     During the period ended December 31, 2000, purchases and sales of investment securities, excluding short-term securities, aggregated $400,430 and $61,752, respectively.

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